                                                                Exhibit 10.28(c)

         FIRST AMENDMENT TO CREDIT AGREEMENT DATED AS OF APRIL 3, 2000
                (AS AMENDED FROM TIME TO TIME, THE "AGREEMENT"),
                                    ---------
                BY AND BETWEEN HEADS & THREADS INTERNATIONAL LLC,
             A DELAWARE LIMITED LIABILITY COMPANY (THE "BORROWER"),
                                    --------
            AND AMERICAN NATIONAL BANK AND TRUST COMPANY OF CHICAGO,
                     AND LASALLE BANK NATIONAL ASSOCIATION,
             AS LENDERS (THE "LENDERS"), AND AMERICAN NATIONAL BANK
              AND TRUST COMPANY OF CHICAGO, AS AGENT (THE "AGENT")

         This First Amendment to the Agreement ("First Amendment") is entered as of April 28, 2000 by and among the Borrower, the Lenders and the Agent.

         All capitalized terms stated in this First Amendment and not defined herein shall have the same meaning as set forth in the Agreement.

         WHEREAS, the Lenders have made Loans to the Borrower pursuant to the Agreement; and

         WHEREAS, the Borrower and the Lenders have agreed to permit Summit Bank to join in the Agreement as an additional Lender with the Commitment set forth herein. Now, therefore, in consideration of the fulfillment of each of the terms and conditions set forth herein, the parties hereto agree as follows:

         Section 1. Amendments to Agreement.

         1. Schedule 1 and Schedule 2 to the Agreement are amended in their entirety and replaced by the Schedule 1 and Schedule 2 attached to this First Amendment and incorporated herein.

         Section 2. Representations and Warranties. The Borrower represents and warrants that:

         a. The representations and warranties contained in the Agreement are true and correct in all material respects on and as of the date hereof as if such representations and warranties had been made on and as of the date hereof (except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty is true and correct in all material respects on and as of such earlier date); and

         b. The Borrower is in compliance with all the terms and provisions set forth in the Agreement and no Event of Default or Default has occurred and is continuing.

         Section 3. Conditions to Effectiveness. This First Amendment is subject to the satisfaction in full of the following conditions precedent:

         a. The Agent shall have received executed originals of this First Amendment;

         b. The Agent shall have received a fully executed Assignment and Assumption and Notice of Assignment and Assumption in the forms attached hereto;

         c. The Agent shall have received payment of the fees provided in
Section 12.3.2 of the Agreement; and

         d. All legal matters incident to this First Amendment shall be reasonably satisfactory to Neal, Gerber & Eisenberg, counsel for the Agent.


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
         Section 4. Full Force and Effect. Except as expressly provided herein, the Agreement shall continue in full force and effect in accordance with the provisions thereof on the date hereof. As used in the Agreement, the terms "Agreement", "this Agreement", "herein", "hereafter", "hereto", "hereof", and words of similar import, shall, unless the context otherwise requires, mean the Agreement as amended by this First Amendment and all references to "Lenders", "Commitment" and "Pro Rata Percentage" shall mean such terms as stated on
Schedule 1 and Schedule 2 attached hereto.

         Section 5. APPLICABLE LAW. THIS FIRST AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS.

         Section 6. Counterparts. This First Amendment may be executed in two or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute one instrument.

         Section 7. Headings. The headings of this First Amendment are for the purposes of reference only and shall not affect the construction of this First Amendment.

         IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed by their duly authorized officers, all as of the date and year first above written.

                                  BORROWER:

                                  HEADS & THREADS INTERNATIONAL LLC,
                                  A DELAWARE LIMITED LIABILITY COMPANY


                                  BY:      /S/STEVEN R. SCHONHOLTZ
                                           -----------------------------------
                                           ITS:     PRESIDENT
                                                    --------------------------

                                  LENDERS:
                                  --------

                                  AMERICAN NATIONAL BANK AND TRUST
                                  COMPANY OF CHICAGO


                                  BY:      /S/LINDA K. MIKUTIS
                                           -------------------------------------
                                           ITS:     OFFICER
                                                    ----------------------------


                                  LASALLE BANK NATIONAL ASSOCIATION


                                  BY:      /S/HENRY J. MUNEZ
                                           -------------------------------------
                                           ITS:     ASSISTANT VICE PRESIDENT
                                                    ----------------------------


                                  AGENT:

                                  AMERICAN NATIONAL BANK AND TRUST
                                  COMPANY OF CHICAGO


                                  BY:      /S/LINDA K. MIKUTIS
                                           -------------------------------------
                                           ITS:     OFFICER
                                               ---------------------------------



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
                                   SCHEDULE 1
                                   ----------

                                                               Pro Rata
Lenders                           Commitment                  Percentage
-------                           ----------                  ----------

American National Bank and
Trust Company of Chicago            $20,000,000.00             33.333%

LaSalle Bank National
Association                         $20,000,000.00             33.333%

Summit Bank                         $20,000,000.00             33.333%

                                   SCHEDULE 2
                                   ----------

                                Lender Addresses
                                ----------------

                           American National Bank and
                            Trust Company of Chicago
                           Asset Based Finance Group
                           120 South LaSalle Street
                           Chicago, Illinois  60603

                           LaSalle Bank National Association
                           Commercial Banking
                           135 South La Salle Street
                           Chicago, Illinois 60603

                           Summit Bank
                           750 Walnut Avenue
                           Cranford, New Jersey  07016

                       ASSIGNMENT AND ASSUMPTION AGREEMENT

         This ASSIGNMENT AND ASSUMPTION AGREEMENT (this "Assignment and Assumption") dated as of April 28, 2000 is made between AMERICAN NATIONAL BANK AND TRUST COMPANY OF CHICAGO (the "Assignor") a SUMMIT BANK (the "Assignee").

                                    RECITALS

         WHEREAS, the Assignor is party to that certain Credit Agreement dated as of April 3, 2000 (as amended, amended and restated, modified, supplemented or renewed, the "Credit Agreement") among HEADS & THREADS INTERNATIONAL LLC, a Delaware limited liability company (the "Borrower"), the several financial institutions from time to time party thereto (including the Assignor, the "Lenders"), and AMERICAN NATIONAL BANK AND TRUST COMPANY OF CHICAGO, as agent for the Banks (the "Agent"). Any terms defined in the Credit Agreement and not defined in this Assignment and Assumption are used herein as defined in the Credit Agreement;

         WHEREAS, as provided under the Credit Agreement, the Assignor has committed to making Loans (the "Committed Loans") to the Borrower in an aggregate amount not to exceed $40,000,000 (the "Commitment");

         WHEREAS, the Assignor has made Committed Loans in the aggregate principal amount of $ _______ to the Borrower;

         WHEREAS, [the Assignor has acquired a participation in the Issuing Bank's liability under Facility Letters of Credit in an aggregate principal amount of $__________ (the "L/C Obligations")] [no Facility Letters of Credit are outstanding under the Credit Agreement]; and

         WHEREAS, the Assignor wishes to assign to the Assignee part of the rights and obligations of the Assignor under the Credit Agreement in respect of its Commitment, together with a corresponding portion of each of its outstanding Committed Loans and L/C Obligations, in an amount equal to $20,000,000 (the "Assigned Amount") on the terms and subject to the conditions set forth herein and the Assignee wishes to accept assignment of such rights and to assume such obligations from the Assignor on such terms and subject to such conditions;

         NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, the parties hereto agree as follows:

         1. Assignment and Assumption.

            (a) Subject to the terms and conditions of this Assignment and Assumption, (i) the Assignor hereby sells, transfers and assigns to the Assignee, and (ii) the Assignee hereby purchases, assumes and undertakes from the Assignor, without recourse and without representation or warranty (except as provided in this Assignment and

Assumption) 50% (the "Assignee's Percentage Share") of (A) the Commitment and the Committed Loans and the L/C Obligations of the Assignor and (B) all related rights, benefits, obligations, liabilities and indemnities of the Assignor under and in connection with the Credit Agreement and the Loan Documents.

            (b) On the Effective Date, Assignee shall pay to Assignor $_______ representing all outstanding principal and accrued interest upon Committed Loans and L/C Obligations.

            (c) With effect on and after the Effective Date (as defined in Section 5 hereof), the Assignee shall be a party to the Credit Agreement and succeed to all of the rights and be obligated to perform all of the obligations of a Lender under the Credit Agreement, including the requirements concerning confidentiality and the payment of indemnification, with a Commitment in an amount equal to the Assigned Amount. The Assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender. It is the intent of the parties hereto that the Commitment of the Assignor shall, as of the Effective Date, be reduced by an amount equal to the Assigned Amount and the Assignor shall relinquish its rights and be released from its obligations under the Credit Agreement to the extent such obligations have been assumed by the Assignee; provided, however, the Assignor shall not relinquish its rights under the Credit Agreement to the extent such rights relate to the time prior to the Effective Date.

            (d) After giving effect to the assignment and assumption set forth herein, on the Effective Date the Assignee's Commitment will be $20,000,000.

            (e) After giving effect to the assignment and assumption set forth herein, on the Effective Date the Assignor's Commitment will be $20,000,000.

         2. Payments.


            (a) As consideration for the sale, assignment and transfer contemplated in Section 1 hereof, the Assignee shall pay to the Assignor on the Effective Date in immediately available funds an amount equal to $________, representing the Assignee's Pro Rata Share of the principal amount of all Committed Loans.

            (b) The Assignee further agrees to pay to the Agent a processing fee in the amount specified in the Credit Agreement.

         3. Reallocation of Payments.

         Any interest, fees and other payments accrued to the Effective Date with respect to the Commitment, Committed Loans and L/C Obligations shall be for the account of the Assignor. Any interest, fees and other payments accrued on and after the Effective Date with respect to the Assigned Amount shall be for the account of the Assignee. Each of the Assignor and the Assignee agrees that it will hold in trust for the other party any interest, fees and other amounts which it may receive to which the other party is entitled pursuant to the preceding sentence and pay to the other party any such amounts which it may receive promptly upon receipt. Upon the Effective Date, fifty percent (50%) of the Closing Fee received by the Assignor shall be allocated and paid to the Assignee.

         4. Independent Credit Decision.

         The Assignee (a) acknowledges that it has received a copy of the Credit Agreement and the Schedules and Exhibits thereto, together with copies of the most recent financial statements referred to in Section 6.1 of the Credit Agreement, and such other documents and information as it has deemed appropriate to make its own credit and legal analysis and decision to enter into this Assignment and Assumption; and (b) agrees that it will, independently and without reliance upon the Assignor, the Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit and legal decisions in taking or not taking action under the Credit Agreement.

         5. Effective Date; Notices.

            (a) As between the Assignor and the Assignee, the effective date for this Assignment and Assumption shall be May 1, 2000 (the "Effective Date"); provided that the following conditions precedent have been satisfied on or before the Effective Date:

                  (i) this Assignment and Assumption shall be executed and delivered by the Assignor and the Assignee;

                  (ii) the consent of the Borrower and the Agent required for an effective assignment of the Assigned Amount by the Assignor to the Assignee under Section 12.3.1 of the Credit Agreement shall have been duly obtained and shall be in full force and effect as of the Effective Date;

                  (iii) the Assignee shall pay to the Assignor all amounts due to the Assignor under this Assignment and Assumption;

                  (iv) the Assignee shall have complied with Section 12.3 of the Credit Agreement (if applicable);

                  (v) the processing fee referred to in Section 2(b) hereof and in Section 12.3.2 of the Credit Agreement shall have been paid to the Agent; and

                  (vi) the Assignor shall have assigned and the Assignee shall have assumed a percentage equal to the Assignee's Percentage

Share of the rights and obligations of the Assignor under the Credit Agreement.

            (b) Promptly following the execution of this Assignment and Assumption, the Assignor shall deliver to the Borrower [, the Issuing Bank] and the Agent for acknowledgement by the Agent, a Notice of Assignment substantially in the form attached hereto as Schedule 1.

         6. Agent.

         (a) The Assignee hereby appoints and authorizes the Assignor to take such action as agent on its behalf and to exercise such powers under the Credit Agreement as are delegated to the Agent by the Lenders pursuant to the terms of the Credit Agreement.

         (b) The Assignee shall assume no duties or obligations held by the Assignor in its capacity as Agent under the Credit Agreement.

         7. Withholding Tax.

         The Assignee (a) represents and warrants to the Bank, the Agent and the Borrower that under applicable law and treaties no tax will be required to be withheld by the Bank with respect to any payments to be made to the Assignee hereunder, (b) agrees to furnish (if it is organized under the laws of any jurisdiction other than the United States or any State thereof) to the Agent and the Borrower prior to the time that the Agent or Borrower is required to make any payment of principal, interest or fees hereunder, duplicate executed originals of either U.S. Internal Revenue Service Form 4224 or U.S. Internal Revenue Service Form 1001 (wherein the Assignee claims entitlement to the benefits of a tax treaty that provides for a complete exemption from U.S. federal income withholding tax on all payments hereunder) and agrees to provide new Forms 4224 or 1001 upon the expiration of any previously delivered form or comparable statements in accordance with applicable U.S. law and regulations and amendments thereto, duly executed and completed by the Assignee, and (c) agrees to comply with all applicable U.S. laws and regulations with regard to such withholding tax exemption.

         8. Representations and Warranties.

         (a) The Assignor represents and warrants that (i) it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any Lien or other adverse claim; (ii) it is duly organized and existing and it has the full power and authority to take, and has taken, all action necessary to execute and deliver this Assignment and Assumption and any other documents required or permitted to be executed or delivered by it in connection with this Assignment and Assumption and to fulfill its obligations hereunder; (iii) no notices to, or consents, authorizations or approvals of, any Person are required (other than any already given or obtained) for its due execution, delivery and performance of this Assignment and Assumption, and apart from any agreements or undertakings or filings required by the Credit Agreement, no further action by, or notice to, or filing with, any Person is required of it for such execution, delivery or performance; and (iv) this Assignment and Assumption has been duly executed and delivered by it and constitutes the legal, valid and binding obligation of the Assignor, enforceable against the Assignor in accordance with the terms hereof, subject, as to enforcement, to bankruptcy, insolvency, moratorium, reorganization and other laws of general application relating to or affecting creditors' rights and to general equitable principles.

         (b) The Assignor makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or any other instrument or document famished pursuant thereto. The Assignor makes no representation or warranty in connection with, and assumes no responsibility with respect to, the solvency, financial condition or statements of the Borrower, or the performance or observance by the Borrower, of any of its respective obligations under the Credit Agreement or any other instrument or document famished in connection therewith.

         (c) The Assignee represents and warrants that (i) it is duly organized and existing and it has full power and authority to take, and has taken, all action necessary to execute and deliver this Assignment and Assumption and any other documents required or permitted to be executed or delivered by it in connection with this Assignment and Assumption, and to fulfill its obligations hereunder; (ii) no notices to, or consents, authorizations or approvals of, any Person are required (other than any already given or obtained) for its due execution, delivery and performance of this Assignment and Assumption; and apart from any agreements or undertakings or filings required by the Credit Agreement, no further action by, or notice to, or filing with, any Person is required of it for such execution, delivery or performance; (iii) this Assignment and Assumption has been duly executed and delivered by it and constitutes the legal, valid and binding obligation of the Assignee, enforceable against the Assignee in accordance with the terms hereof, subject, as to enforcement, to bankruptcy, insolvency, moratorium, reorganization and other laws of general application relating to or affecting creditors' rights and to general equitable principles; and (iv) it is eligible to be an Assignee under the Credit Agreement.

         9. Further Assurances.

         The Assignor and the Assignee each hereby agree to execute and deliver such other instruments, and take such other action, as either party may reasonably request in connection with the transactions contemplated by this Assignment and Assumption, including the delivery of any notices or other documents or instruments to the Borrower or the Agent, which may be required in connection with the assignment and assumption contemplated hereby.

         10. Miscellaneous.

         (a) Any amendment or waiver of any provision of this Assignment and Assumption shall be in writing and signed by the parties hereto. No failure or delay by either party hereto in exercising any right, power or privilege hereunder shall operate as a waiver thereof and any waiver of any breach of the provisions of this Assignment and Assumption shall be without prejudice to any rights with respect to any other or further breach thereof.

         (b) All payments made hereunder shall be made without any set-off or counterclaim.

         (c) The Assignor and the Assignee shall each pay its own costs and expenses incurred in connection with the negotiation, preparation, execution and performance of this Assignment and Assumption.

         (d) This Assignment and Assumption may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

         (e) THIS ASSIGNMENT AND ASSUMPTION SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF ILLINOIS. The Assignor and the Assignee each irrevocably submits to the non-exclusive jurisdiction of any State or Federal court sitting in Illinois over any suit, action or proceeding arising out of or relating to this Assignment and Assumption and irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such Illinois State or Federal court. Each party to this Assignment and Assumption hereby irrevocably waives, to the fullest extent it may effectively do so, the defense of an inconvenient forum to the maintenance of such action or proceeding.

         (f) THE ASSIGNOR AND THE ASSIGNEE EACH HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS ASSIGNMENT AND ASSUMPTION, THE CREDIT AGREEMENT, ANY RELATED DOCUMENTS AND AGREEMENTS OR ANY COURSE OF CONDUCT, COURSE OF DEALING, OR STATEMENTS (WHETHER ORAL OR WRITTEN).

         IN WITNESS WHEREOF, the Assignor and the Assignee have caused this Assignment and Assumption to be executed and delivered by their duly authorized officers as of the date first above written.

                                             AMERICAN NATIONAL BANK AND
                                             TRUST COMPANY OF CHICAGO


                                             BY:
                                               ---------------------------------
                                             ITS: ________________


                                             Address:
                                             -------


                                             120 South LaSalle Street
                                             Chicago, Illinois 60603


                                             SUMMIT BANK


                                             BY:
                                               ---------------------------------
                                             ITS: ________________


                                             Address:
                                             --------


                                             750 Walnut Avenue
                                             Cranford, New Jersey 07016




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